Exhibit 99.1
PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               March 24, 2006


Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the year ended December 31, 2005:
-----------------------------------------------------------
The Company's net income for the year ended December 31, 2005 was $.83 per share (basic) compared to $3.99 per share (basic) for the year ended December 31, 2004.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was a loss of $.49 per share for the 2005 period compared to income of $.04 per share for the 2004 period. This decrease of $.53 per share is primarily attributable to lower revenues ($.28 per share), an increased loss from joint ventures ($.20 per share) and a decrease in the income from partnership ($.08 per share).

Revenues decreased primarily due to lower interest income as a result of principal repayments on notes receivable.

During 2004 and 2005, the Company invested in four joint ventures and own a 29% interest in entities that own nine shopping mall properties. The Company accounts for these investments under the equity method of accounting. The 2005 period reflects a full year of operations for seven of the mall properties and six months of operations for two of the mall properties. The 2004 period reflects three months of operations for five of the mall properties. The loss from equity in joint ventures was $.23 per share for the 2005 period and included noncash charges for depreciation and amortization expense of $.59 per share, amortization of deferred financing costs of $.12 per share and amortization of in-place lease values of $.32 per share for an aggregate total for noncash charges of $1.03 per share. The loss from equity in joint ventures was $.03 per share for the 2004 period and included noncash charges for depreciation and amortization expense of $.08 per share, amortization of deferred financing costs of $.02 per share and amortization of in-place lease values of $.06 per share for an aggregate total for noncash charges of $.16 per share.

Income from partnership decreased primarily due to higher vacancy loss at the property owned by the partnership.

Net gain from sales of properties was $.84 per share for the 2005 period compared to $.79 per share for the 2004 period. The gain in the 2005 period is from the recognition of a deferred gain from the sale of our New Haven property in 1984 as a result of an $8,550,000 principal repayment received in 2005. The gain in the 2004 period was due to the recognition of a deferred gain from the sale of our Presidential Park Apartments property in 1981 as a result of a $6,000,000 principal repayment received in 2004.

Discontinued Operations:

Loss from discontinued operations (before net gain from sales of discontinued operations) for the 2005 period was $.15 per share compared to $.05 per share for the 2004 period. Net gain from sales of discontinued operations for the 2005 period was $.63 per share compared to $3.21 per share for the 2004 period. The gain in the 2005 period is from the sale of the Fairlawn Gardens property.


PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               March 24, 2006


The gain in the 2004 period was from the sales of the Continental Gardens property ($2.90 per share), the Preston Lake Apartments property ($.07 per share) and three cooperative apartments in the New York metropolitan area ($.24 per share).

Funds from Operations:

Funds from operations ("FFO"), a measure which excludes net gain from sales of properties and eliminates the effect of depreciation, was $.04 per share for the 2005 period compared to $.22 per share for the 2004 period. For additional information concerning our calculation of FFO, a non-GAAP financial measure, see our Annual Report on Form 10-KSB for the year ended December 31, 2005.

Results of operations for the three months ended December 31, 2005:
-------------------------------------------------------------------
The Company's net loss for the three months ended December 31, 2005 was $.15 per share compared to net income of $.71 per share for the three months ended December 31, 2004.

Continuing Operations:

Loss from continuing operations before net gain from sales of properties was $.16 per share for the 2005 period compared to $.05 per share for the 2004 period. This increase in loss of $.11 per share is primarily attributable to lower revenues ($.09 per share) and the increased loss from joint ventures ($.02 per share).

Revenues decreased primarily due to lower interest income as a result of principal repayments on notes receivable.

The loss from joint ventures for the 2005 period reflects a full three months of operations for all nine of the shopping mall properties. The 2004 period reflects three months of operations for five of the mall properties. The loss from equity in joint ventures was $.05 per share for the 2005 period and included noncash charges for depreciation and amortization expense of $.20 per share, amortization of deferred financing costs of $.03 per share and amortization of in-place lease values of $.09 per share for an aggregate total for noncash charges of $.32 per share. The loss from equity in joint ventures was $.03 per share for the 2004 period and included noncash charges for depreciation and amortization expense of $.08 per share, amortization of deferred financing costs of $.02 per share and amortization of in-place lease values of $.06 per share for an aggregate total for noncash charges of $.16 per share.

There was no net gain from sales of properties for the 2005 period compared to $.79 per share for the 2004 period. The gain in the 2004 period was due to the recognition of the deferred gain from the sale of our Presidential Park Apartments property.

Discontinued Operations:

Loss from discontinued operations (before net gain from sales of discontinued operations) was $.03 per share for each of the 2005 and 2004 periods. Net gain from sales of discontinued operations for the 2005 period was $.04 per share compared to $.00 per share for the 2004 period.


PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               March 24, 2006



Funds From Operations:

Funds from operations was $.03 per share for each of the 2005 and 2004 periods.

Dividend:

In February, 2006, the Company declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on March 31, 2006 to shareholders of record on March 10, 2006. The dividend represents a yield of 7.95% on the Class A shares and 9.28% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.



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PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y.  10605                      FOR IMMEDIATE RELEASE
(914) 948-1300                                 WHITE PLAINS, NEW YORK
                                               MARCH 24, 2006

                                                                                   RESULTS OF OPERATIONS

                                                                       YEAR ENDED                   THREE MONTHS ENDED
                                                                       DECEMBER 31,                    DECEMBER 31,
                                                                 2005             2004             2005            2004
                                                                 ----             ----             ----            ----
Gross revenues (excluding revenues from discontinued
  operations and net gain from sales of properties)            $4,415,000       $5,493,000         $975,000      $1,315,000
                                                             =============    =============    =============    ============

Income (loss) before net gain from sales of properties        ($1,883,000)        $161,000        ($629,000)      ($190,000)
Net gain from sales of properties                               3,242,000        2,992,000           -            2,992,000
                                                             -------------    -------------    -------------    ------------
Income (loss) from continuing operations                        1,359,000        3,153,000         (629,000)      2,802,000
                                                             -------------    -------------    -------------    ------------

Loss from discontinued operations                                (588,000)        (170,000)        (106,000)        (95,000)
Net gain from sales of discontinued operations                  2,423,000       12,171,000          168,000          -
                                                             -------------    -------------    -------------    ------------
Total income (loss) from discontinued operations                1,835,000       12,001,000           62,000         (95,000)
                                                             -------------    -------------    -------------    ------------

Net Income (Loss)                                              $3,194,000      $15,154,000        ($567,000)     $2,707,000
                                                             =============    =============    =============    ============

Funds from operations:
Net Income (Loss)                                              $3,194,000      $15,154,000        ($567,000)     $2,707,000
Net gain from sales of properties                              (3,242,000)      (2,992,000)         -            (2,992,000)
Net gain from sales of discontinued operations                 (2,423,000)     (12,171,000)        (168,000)         -
Depreciation and amortization                                   2,643,000          835,000          861,000         392,000
                                                             -------------    -------------    -------------    ------------
Funds from operations                                            $172,000         $826,000         $126,000        $107,000
                                                             =============    =============    =============    ============

Per share of common stock (basic and diluted):
Income (loss) before net gain from sales of properties             ($0.49)           $0.04           ($0.16)         ($0.05)
Net gain from sales of properties                                    0.84             0.79                -            0.79
                                                             -------------    -------------    -------------    ------------
Income (loss) from continuing operations                             0.35             0.83            (0.16)           0.74
                                                             -------------    -------------    -------------    ------------

Loss from discontinued operations                                   (0.15)           (0.05)           (0.03)          (0.03)
Net gain from sales of discontinued operations                       0.63             3.21             0.04               -
                                                             -------------    -------------    -------------    ------------
Total income (loss) from discontinued operations                     0.48             3.16             0.01           (0.03)
                                                             -------------    -------------    -------------    ------------

Net Income (Loss) per Common Share - basic                          $0.83            $3.99           ($0.15)          $0.71
                                                             =============    =============    =============    ============
                                   - diluted                        $0.83            $3.97           ($0.15)          $0.71
                                                             =============    =============    =============    ============

Funds from operations per share of common
 stock (basic and diluted):
Net Income (Loss)                                                   $0.83            $3.99           ($0.15)          $0.71
Net gain from sales of properties                                   (0.84)           (0.79)               -           (0.79)
Net gain from sales of discontinued operations                      (0.63)           (3.21)           (0.04)              -
Depreciation and amortization                                        0.68             0.23             0.22            0.11
                                                             -------------    -------------    -------------    ------------
Funds from operations per common share - basic                      $0.04            $0.22            $0.03           $0.03
                                                             =============    =============    =============    ============
                                       - diluted                    $0.04            $0.22            $0.03           $0.03
                                                             =============    =============    =============    ============

Average shares outstanding - basic                              3,836,728        3,800,129        3,861,214       3,815,239
                                                             =============    =============    =============    ============
                           - diluted                            3,836,728        3,819,865        3,861,214       3,836,208
                                                             =============    =============    =============    ============

Cash distributions paid per common share                            $0.64            $0.64            $0.16           $0.16
                                                             =============    =============    =============    ============




PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               March 24, 2006





Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2005 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.










For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
At the above address and telephone number